Exhibit 32.1

                                CERTIFICATION


I, Howard Pavony, President and Chief Executive Officer of Micros-To-Mainframes Inc., hereby certify, pursuant to 18 U.S.C. Section 1350, as enacted by Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Quarterly Report on Form 10-Q for the quarterly period ended
   September 30,2003 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a)of the Securities Exchange Act of 1934; and

(2)	the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Micros-to-Mainframes, Inc.


Dated: November 12, 2003

	/s/ Howard A. Pavony
        ------------------
	     Howard Pavony
    President and Chief Executive Officer